United
                    Continental
                    Income Fund,
                    Inc.

                    ANNUAL
                    REPORT
                    ----------------------------------------
                    For the fiscal year ended March 31, 1999

MANAGER'S LETTER
-----------------------------------------------------------------
MARCH 31, 1999

Dear Shareholder:


This report relates to the operation of United Continental Income Fund for the fiscal year ended March 31, 1999. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

During the period, the Asia-spawned crisis in the world's currency and financial markets ended as the world's central bankers provided liquidity in whatever amounts necessary. In addition, governments everywhere cut interest rates significantly. Financial markets responded to these positive developments by staging a very powerful rally. As the fiscal year ended, the U.S. economy was far stronger than most would have imagined just a few short months before, and there is a growing consensus that the rest of the world's economies are showing signs of stabilization and recovery. The primary driver has been the U.S. consumer. Consumer spending is running up year after year at rates not seen since the 1960s. Our consumer is clearly the locomotive that is pulling the world's economy train along.

During the second half of 1998, we became more defensive by moving assets out of equities and into fixed income securities and cash. We remained concerned that corporate profits would remain under pressure and stayed focused on companies that were more likely able to grow profits in a decelerating economy. We also kept a high cash position on the belief that more opportunities would develop. Toward the end of the fiscal year, we put some of our cash reserves back to work in some areas that have been hit hard by the events outside the U.S.

The strategies and techniques we applied resulted in the Fund's performance for the fiscal year remaining below that of the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index), the bond market (the Salomon Brothers Treasury/Government Sponsored/Corporate Index) and the universe of funds with similar investment objectives (the Lipper Balanced Fund Universe Average). A variety of indexes is presented because the Fund invests in stocks, bonds and other instruments. While our defensive posture provided the Fund some protection when the markets corrected in late summer and early fall, it also prevented full participation in the powerful rally during the fourth quarter of 1998.

With an economy expected to remain healthy over the near-term, financial markets have already started to broaden out into more economically sensitive areas, such as paper and metal stocks. While many of these stocks have lagged significantly and could be poised for a turnaround, there are still issues outside the U.S. that could hinder a recovery in profits. Therefore, as was the case in 1998, the financial markets may be influenced more by macro issues than micro issues. We remain cautiously optimistic and look for further opportunities as the year unfolds. In doing so, we will continue to focus on potential long-term returns consistent with the Fund's objectives.

Thank you very much for your continued support and confidence in our organization.

Respectfully






Cynthia P. Prince-Fox
Manager, United Continental Income Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
              United Continental Income Fund, Inc. Class A Shares,
                               The S&P 500 Index,
      The Salomon Brothers Treasury/Government Sponsored/Corporate Index,
                 and The Lipper Balanced Fund Universe Average

                                           Salomon
               United                     Brothers
               Continental               Treasury/         Lipper
               Income                   Government       Balanced
               Fund,            S&P     Sponsored/           Fund
               Class            500      Corporate       Universe
               A Shares       Index     Bond Index        Average
               ---------  ---------     ----------     ----------
  03/31/89 Purchase9,425     10,000         10,000         10,000
  03/31/90       10,924      11,927         11,158         11,200
  03/31/91       11,645      13,646         12,538         12,581
  03/31/92       13,390      15,153         13,997         14,166
  03/31/93       15,276      17,461         16,001         15,982
  03/31/94       16,254      17,718         16,459         16,434
  03/31/95       17,293      20,476         17,217         17,561
  03/31/96       21,322      27,050         19,107         21,222
  03/31/97       22,579      32,389         19,969         23,506
  03/31/98       28,270      50,381         22,452         30,101
  03/31/99       29,224      59,716         23,920         32,056

==== United Continental Income Fund, Class A Shares* -- $29,224
++++ S&P 500 Composite Stock Price Index  -- $59,716
**** Salomon Brothers Treasury/Government Sponsored/Corporate Index - $23,920 ---- Lipper Balanced Fund Universe Average -- $32,056

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


         Annual Average Total Return +
                    Class A++  Class Y
         -----------------------------
Year Ended
   3/31/99          -2.57%     3.58%
5 Years Ended
   3/31/99          11.13%     N/A
10 Years Ended
   3/31/99          11.32%     N/A
Life of Class Y+++  N/A        11.60%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 1/4/96 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/99.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Continental Income Fund, Inc.

PORTFOLIO STRATEGY:
Normally not more than     OBJECTIVE:   Current income with a
75% Common Stocks                       secondary objective of
                                        long-term capital
                                        appreciation.
Normally at least 25%
Debt Securities or          STRATEGY:   Invests in debt
Preferred Stock                         securities, preferred
                                        stock and common stock.
Generally less than 10%
Foreign Securities

Cash Reserves                           The use of cash reserves (often invested
                                        in money market securities) for
                                        defensive purposes is a strategy that
                                        may be utilized by the Continental
                                        Income Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the
                                        Prospectus.

                             FOUNDED:   1970

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY -- Class A Shares
           PER SHARE DATA
For the Fiscal Year Ended March 31, 1999
(Restated to reflect the 200% stock
dividend effected June 26, 1998.)
-------------------------------------------
DIVIDENDS PAID                    $0.32
                                  =====

CAPITAL GAINS DISTRIBUTION        $0.40
                                  =====

NET ASSET VALUE ON
    3/31/99 $7.97 adjusted to:    $8.37 (A)
    3/31/98                        8.32
                                 ------
CHANGE PER SHARE                  $0.05
                                 ======

(A)This number includes the capital gains distribution of $0.40 paid in December 1998 added to the actual net asset value on March 31, 1999.

Past performance is not necessarily indicative of future results.

                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load*    Sales Load**
------                                      -----------    ------------
1-year period ended 3-31-99                     -2.57%          3.38%
5-year period ended 3-31-99                     11.13%         12.45%
10-year period ended 3-31-99                    11.32%         11.98%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 1999, United Continental Income Fund, Inc. had net assets totaling $582,401,328 invested in a diversified portfolio of:

 57.32%  Common Stocks
 39.92%  Debt Securities
  2.76%  Cash and Cash Equivalents


As a shareholder of United Continental Income Fund, Inc., for every $100 you had invested on March 31, 1999, your Fund owned:

 $32.25  United States Government Securities
  26.32  Manufacturing Stocks
  12.00  Transportation, Communication, Electric
           and Sanitary Services Stocks
   7.67  Corporate Debt Securities
   7.58  Wholesale and Retail Trade Stocks
   5.96  Finance, Insurance and Real Estate Stocks
   2.76  Cash and Cash Equivalents
   1.99  Services Stocks
   1.81  Miscellaneous Investing Institutions Stocks
   1.66  Mining Stocks

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1999

                                              Shares        Value

COMMON STOCKS
Business Services - %0.98
 Teradyne, Inc.*  ........................   105,000 $  5,729,062

Chemicals and Allied Products - %5.09
 Lilly (Eli) and Company  ................   100,000    8,487,500
 Pfizer Inc.  ............................   103,000   14,291,250
 Procter & Gamble Company (The)  .........    70,000    6,855,625
   Total .................................             29,634,375

Communication _ 6.55%
 AT&T Corporation  .......................   200,000   15,962,500
 Cox Communications, Inc., Class A*  .....   100,000    7,562,500
 SBC Communications Inc.  ................   310,000   14,608,750
   Total .................................             38,133,750

Depository Institutions _ 1.94%
 BankAmerica Corporation  ................    71,904    5,078,220
 Comerica Incorporated  ..................   100,000    6,243,750
   Total .................................             11,321,970

Eating and Drinking Places - 1.46%
 Wendy's International, Inc.  ............   300,000    8,531,250

Electric, Gas and Sanitary Services _ 2.14%
 Reliant Energy  .........................   240,000    6,255,000
 Unicom Corporation  .....................   170,000    6,215,625
   Total .................................             12,470,625

Electronic and Other Electric Equipment - 3.59%
 Analog Devices, Inc.*  ..................   175,000    5,206,250
 General Electric Company  ...............    70,000    7,743,750
 Texas Instruments Incorporated  .........    80,000    7,940,000
   Total .................................             20,890,000

Fabricated Metal Products - 0.06%
 Wyman-Gordon Company*  ..................    35,700      330,225

Food and Kindred Products - 1.05%
 Ralston-Ralston Purina Group  ...........   230,000    6,138,125

General Merchandise Stores - 3.07%
 Penney (J.C.) Company, Inc.  ............   100,000    4,050,000
 Wal-Mart Stores, Inc.  ..................   150,000   13,828,125
   Total .................................             17,878,125

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Holding and Other Investment Offices - 1.81%
 Berkshire Hathaway Inc., Class B*  ......     3,000 $  7,053,000
 LTC Properties, Inc.  ...................    47,800      585,550
 National Health Investors, Inc.  ........   133,930    2,879,495
   Total .................................             10,518,045

Industrial Machinery and Equipment - 5.24%
 Applied Materials, Inc.*  ...............   125,000    7,714,844
 Case Corporation  .......................   233,100    5,914,912
 EMC Corporation*  .......................   132,000   16,863,000
   Total .................................             30,492,756

Instruments and Related Products - 2.14%
 Medtronic, Inc.  ........................   100,000    7,175,000
 Raytheon Company, Class B  ..............    90,000    5,276,250
   Total .................................             12,451,250

Insurance Carriers - 2.84%
 Chubb Corporation (The)  ................    65,000    3,806,563
 Hartford Financial Services
   Group Inc. (The) ......................   224,000   12,726,000
   Total .................................             16,532,563

Miscellaneous Retail - 2.36%
 Costco Companies, Inc.*  ................   150,000   13,739,063

Motion Pictures - 1.01%
 Walt Disney Company (The)  ..............   190,000    5,913,750

Nondepository Institutions - 1.18%
 Freddie Mac  ............................   120,000    6,855,000

Oil and Gas Extraction - 1.66%
 Burlington Resources Incorporated  ......   241,600    9,648,900

Petroleum and Coal Products - 2.78%
 BP Amoco p.l.c.  ........................    54,048    5,455,470
 Mobil Corporation  ......................    63,000    5,544,000
 Royal Dutch Petroleum Company  ..........   100,000    5,200,000
   Total .................................             16,199,470

Primary Metal Industries - 1.83%
 Bethlehem Steel Corporation*  ...........   400,000    3,300,000
 British Steel plc, ADR  .................   185,000    3,734,688
 USX Corporation - U.S. Steel Group  .....   155,000    3,642,500
   Total .................................             10,677,188

Printing and Publishing - 1.53%
 McGraw-Hill Companies, Inc. (The)  ......   164,000    8,938,000

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Rubber and Miscellaneous Plastics Products - 1.89%
 A. Schulman, Inc.  ......................   165,000 $  2,242,969
 Goodyear Tire & Rubber Company (The)  ...    60,000    2,988,750
 NIKE, Inc., Class B  ....................   100,000    5,768,750
   Total .................................             11,000,469

Transportation by Air - 1.78%
 FDX Corporation*  .......................    45,000    4,176,562
 UAL Corporation*  .......................    80,000    6,220,000
   Total .................................             10,396,562

Transportation Equipment - 1.12%
 General Motors Corporation  .............    75,000    6,515,625

Trucking and Warehousing - 1.53%
 CNF Transportation Inc.  ................   235,000    8,885,937

Wholesale Trade - Durable Goods - 0.69%
 Motorola, Inc.  .........................    55,000    4,028,750

TOTAL COMMON STOCKS - 57.32%                         $333,850,835
 (Cost: $246,843,211)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 0.42%
 American Home Products Corporation,
   7.9%, 2-15-2005 .......................    $2,250    2,474,415

Communication - 1.21%
 Bell Atlantic Financial Services, Inc.,
   Convertible,
   5.75%, 4-1-2003 (A) ...................     3,000    3,172,500
 BellSouth Savings and Security ESOP Trust,
   9.125%, 7-1-2003 ......................     2,351    2,533,227
 Southwestern Bell Telephone Company,
   5.77%, 10-14-2003 .....................     1,350    1,351,647
   Total .................................              7,057,374

Depository Institutions - 0.39%
 Wachovia Corporation,
   6.25%, 8-4-2008 .......................     2,250    2,244,150

Electric, Gas and Sanitary Services - 0.30%
 California Infrastructure and Economic Development
   Bank, Special Purpose Trust SCE-1,
   6.38%, 9-25-2008 ......................     1,750    1,776,793
                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITIES (Continued)
Fabricated Metal Products - 0.56%
 Mark IV Industries, Inc., Convertible,
   4.75%, 11-1-2004, (A) .................    $4,000 $  3,265,000

Food and Kindred Products - 0.80%
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-2036 ......................     4,500    4,656,420

General Merchandise Stores - 0.40%
 JCP Master Credit Card Trust,
   9.625%, 6-15-2000 .....................     2,250    2,314,687

Health Services - 0.19%
 ARV Assisted Living, Inc., Convertible,
   6.75%, 4-1-2006 (A) ...................     3,000    1,121,250

Miscellaneous Manufacturing Industries - 0.39%
 Tyco International Group S.A.,
   6.375%, 6-15-2005 .....................     2,250    2,263,635

Nondepository Institutions - 2.39%
 Ford Motor Credit Company,
   8.875%, 6-15-99 .......................     3,000    3,021,420
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................     6,500    7,634,120
 General Motors Acceptance Corporation,
   8.4%, 10-15-99 ........................     3,000    3,051,150
 Merrill Lynch Mortgage Investors, Inc.,
   8.3%, 4-15-2012 .......................       196      196,281
   Total .................................             13,902,971

Transportation by Air - 0.62%
 Southwest Airlines Co.,
   7.875%, 9-1-2007 ......................     3,300    3,602,841

TOTAL CORPORATE DEBT SECURITIES - 7.67%               $44,679,536
 (Cost: $45,695,273)


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal National Mortgage Association:
   6.0%, 6-25-2007 .......................    $3,000 $  3,005,610
   6.51%, 5-6-2008 .......................     6,750    6,807,983
   8.25%, 6-1-2008 .......................       357      371,007
   6.19%, 7-7-2008 .......................     4,500    4,469,760
 Government National Mortgage Association:
   9.0%, 7-15-2016 .......................        64       68,703
   9.0%, 8-15-2016 .......................       265      283,309
   9.0%, 10-15-2016 ......................       557      596,461
   9.0%, 11-15-2016 ......................       146      156,206
   9.0%, 1-15-2017 .......................        61       65,199
   9.0%, 3-15-2017 .......................       199      213,162
   9.0%, 4-15-2017 .......................       126      134,224
   9.0%, 7-15-2017 .......................       114      121,990
   6.5%, 8-15-2028 .......................     9,902    9,858,616
 United States Treasury:
   7.125%, 2-29-2000 .....................     6,000    6,118,140
   8.875%, 5-15-2000 .....................    17,000   17,719,780
   8.0%, 5-15-2001 .......................    23,000   24,354,930
   6.375%, 8-15-2002 .....................    12,000   12,440,640
   7.5%, 2-15-2005 .......................    33,000   36,583,470
   7.25%, 5-15-2016 ......................     8,500    9,745,760
   7.25%, 8-15-2022 ......................    20,000   23,340,600
   6.25%, 8-15-2023 ......................    30,000   31,350,000

TOTAL UNITED STATES GOVERNMENT SECURITIES - 32.25%   $187,805,550
 (Cost: $186,430,031)

TOTAL SHORT-TERM SECURITIES - 1.72%                    $9,986,251
 (Cost: $9,986,251)

TOTAL INVESTMENT SECURITIES - 98.96%                 $576,322,172
 (Cost: $488,954,766)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.04%       6,079,156

NET ASSETS - 100.00%                                 $582,401,328

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1999


Notes To Schedule of Investments
*No income dividends were paid during the preceding 12 months.

 (A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, the value of these securities amounted to $7,558,750 or 1.30% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities - at value
   (Notes 1 and 3) .................................     $576,322
 Cash   ............................................            4
 Receivables:
   Dividends and interest ..........................        4,057
   Investment securities sold ......................        3,528
   Fund shares sold ................................          463
 Prepaid insurance premium  ........................           20
                                                         --------
    Total assets  ..................................      584,394
                                                         --------
Liabilities
 Payable to Fund shareholders  .....................        1,746
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................          116
 Accrued service fee (Note 2)  .....................          100
 Accrued distribution fee (Note 2)  ................            9
 Accrued management fee (Note 2)  ..................            9
 Accrued accounting services fee (Note 2)  .........            6
 Other  ............................................            7
                                                         --------
    Total liabilities  .............................        1,993
                                                         --------
      Total net assets .............................     $582,401
                                                         ========
Net Assets
 $1.00 par value capital stock
   Capital stock ...................................     $ 73,053
   Additional paid-in capital ......................      403,896
 Accumulated undistributed income:
   Accumulated undistributed net investment income .          653
   Accumulated undistributed net realized gain
    on investment transactions  ....................       17,432
   Net unrealized appreciation in value of
    investments  ...................................       87,367
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $582,401
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $7.97
 Class Y  ..........................................        $7.97
Capital shares outstanding
 Class A  ..........................................       72,917
 Class Y  ..........................................          136
Capital shares authorized ..........................      200,000


                   See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 1999
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization........................      $15,936
   Dividends .......................................        5,772
                                                         --------
    Total income  ..................................       21,708
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        3,200
   Service fee - Class A ...........................        1,395
   Transfer agency and dividend
    disbursing - Class A  ..........................          876
   Accounting services fee .........................           70
   Distribution fee - Class A ......................           68
   Custodian fees ..................................           32
   Audit fees ......................................           16
   Shareholder servicing - Class Y .................           13
   Legal fees ......................................            9
   Other ...........................................          126
                                                         --------
    Total expenses  ................................        5,805
                                                         --------
      Net investment income ........................       15,903
                                                         --------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................       36,376
 Realized net loss on foreign
   currency transactions ...........................          (28)
                                                         --------
   Realized net gain on investments ................       36,348
 Unrealized depreciation in value of investments
   during the period ...............................      (32,734)
                                                         --------
    Net gain on investments  .......................        3,614
                                                         --------
      Net increase in net assets resulting from
       operations  .................................      $19,517
                                                         ========


                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                        For the fiscal year ended
                                                March 31,
                                         ------------------------
                                              1999       1998
Increase (Decrease) in Net Assets       ------------ ------------
Operations:
   Net investment income ...............     $15,903     $ 16,284
   Realized net gain on investments ....      36,348       49,742
   Unrealized appreciation (depreciation)    (32,734)      60,305
                                            --------     --------
    Net increase in net assets
      resulting from operations ........      19,517      126,331
                                            --------     --------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ...........................     (15,474)     (16,306)
    Class Y  ...........................        (268)        (256)
   Realized gains on securities transactions:
    Class A  ...........................     (28,169)     (53,686)
    Class Y  ...........................        (562)        (827)
                                            --------     --------
                                             (44,473)     (71,075)
                                            --------     --------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (5,841,111 and 1,395,794
      shares, respectively) ............      47,279       34,176
    Class Y (298,026 and 148,864
      shares, respectively) ............       2,444        3,659
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (5,312,018 and 2,894,602
      shares, respectively) ............      41,926       67,675
    Class Y (105,222 and 46,351
      shares, respectively) ............         829        1,084
   Payments for shares redeemed:
    Class A (10,252,942 and 2,618,993
      shares, respectively).............     (82,940)     (64,317)
    Class Y (1,563,122 and 39,543
      shares, respectively) ............     (12,501)        (967)
                                            --------     --------
      Net increase (decrease) in net
       assets resulting from capital
       share transactions ..............      (2,963)      41,310
                                            --------     --------
       Total increase (decrease)  ......     (27,919)      96,566
Net Assets
 Beginning of period  ..................     610,320      513,754
                                            --------     --------
 End of period, including undistributed
   net investment income of $653 and
   $520, respectively...................    $582,401     $610,320
                                            ========     ========
                 *See "Financial Highlights" on pages 15 - 16.
                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*

                              For the fiscal year ended March 31,
                              -----------------------------------
                               1999   1998    1997   1996    1995
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $8.32  $7.57   $8.00  $6.95   $6.89
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.33   0.24    0.24   0.24    0.23
 Net realized and
   unrealized gain
   on investments ..           0.04   1.58    0.22   1.35    0.20
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.37   1.82    0.46   1.59    0.43
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.32) (0.24)  (0.24) (0.23)  (0.23)
 From capital gains           (0.40) (0.83)  (0.65) (0.31)  (0.14)
                              -----  -----   -----  -----   -----
Total
 distributions  ....          (0.72) (1.07)  (0.89) (0.54)  (0.37)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $7.97  $8.32   $7.57  $8.00   $6.95
                              =====  =====   =====  =====   =====
Total return** .....           3.38% 25.20%   5.88% 23.29%   6.39%
Net assets, end of
 period (in
 millions)  ........           $581   $599    $508   $502    $433
Ratio of expenses to
 average net assets            0.99%  0.91%   0.93%  0.89%   0.89%
Ratio of net investment
 income to average net
 assets  ...........           2.69%  2.88%   3.01%  3.06%   3.37%
Portfolio turnover
 rate  .............          50.68% 55.46%  40.29% 41.34%  41.30%

 *Per-share and share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
**Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*
                                                     For the
                                  For the fiscal      period
                                    year ended          from
                                     March 31,      1/4/96**
                               -------------------   through
                               1999   1998    1997   3/31/96
                            ------- ------  ------   -------
Net asset value,
 beginning of period          $8.33  $7.57   $8.00    $7.78
                              -----  -----   -----     -----
Income from investment
 operations:
 Net investment
   income ..........           0.07   0.26    0.26     0.03
 Net realized and
   unrealized gain
   on investments ..           0.32   1.58    0.21     0.25
                              -----  -----   -----     -----
Total from investment
 operations  .......           0.39   1.84    0.47     0.28
                              -----  -----   -----     -----
Less distributions:
 From net investment
   income ..........          (0.35) (0.26)  (0.26)   (0.06)
 From capital gains           (0.40) (0.82)  (0.64)   (0.00)
                              -----  -----   -----     -----
Total distributions           (0.75) (1.08)  (0.90)   (0.06)
                              -----  -----   -----     -----
Net asset value,
 end of period  ....          $7.97  $8.33   $7.57    $8.00
                              =====  =====   =====     =====
Total return .......           3.58% 25.43%   6.07%    3.53%
Net assets, end of
 period (in
 millions)  ........             $1    $11      $6        $6
Ratio of expenses
 to average net
 assets  ...........           0.81%  0.75%   0.75%    0.80%***
Ratio of net
 investment income
 to average net
 assets  ...........           3.32%  3.01%   3.20%    3.35%***
Portfolio
 turnover rate  ....          50.68% 55.46%  40.29%   41.34%***

  *Per-share and share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999

NOTE 1 -- Significant Accounting Policies

     United Continental Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide current income to the extent that, in the opinion of the Fund's investment manager, market and economic conditions permit. As a secondary goal, this Fund seeks long-term appreciation of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At March 31, 1999, $28,218 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .15% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $21.5 billion of combined net assets at March 31, 1999) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,384,658, out of which W&R paid sales commissions of $800,701 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $21,767, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $201,132,920 while proceeds from maturities and sales aggregated $298,757,994. Purchases of short-term securities and U.S Government securities aggregated $753,438,873 and $79,221,856, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $761,232,226 and $10,463,360, respectively.

     For Federal income tax purposes, cost of investments owned at March 31, 1999 was $488,954,766, resulting in net unrealized appreciation of $87,367,406, of which $102,568,730 related to appreciated securities and $15,201,324 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $36,374,960 during the year ended March 31, 1999, of which a portion was paid to shareholders during the period ended March 31, 1999. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     On August 29, 1995, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

NOTE 6 -- Stock Dividend

     The Fund's Board of Directors approved on February 11, 1998 a stock dividend of 200% effected on June 26, 1998. Authorized shares of the Fund were accordingly increased by 100,000,000 shares.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Continental Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Continental Income Fund, Inc. (the "Fund") as of March 31, 1999, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Continental Income Fund, Inc. as of March 31, 1999, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1999

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------------------
                           For Individuals                 For Corporations
                    ----------------------------------------------------------
  Record                Ordinary   Long-Term               Non-   Long-Term
    Date    Total         IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -----       --------    ---------------------------------------
                                    Class A
06-12-98  $0.1600        $0.1600     $0.0000   $0.0462  $0.1138     $0.0000
09-11-98   0.0540         0.0540      0.0000    0.0148   0.0392      0.0000
12-16-98   0.4660         0.0650      0.4010    0.0179   0.0471      0.4010
03-10-99   0.0450         0.0450      0.0000    0.0118   0.0332      0.0000
          -------        -------     -------   -------  -------     -------
Total     $0.7250        $0.3240     $0.4010   $0.0907  $0.2333     $0.4010
          =======        =======     =======   =======  =======     =======

                                    Class Y
06-12-98  $0.1700        $0.1700     $0.0000   $0.0491  $0.1209     $0.0000
09-11-98   0.0580         0.0580      0.0000    0.0159   0.0421      0.0000
12-16-98   0.4750         0.0740      0.4010    0.0203   0.0537      0.4010
03-10-99   0.0490         0.0490      0.0000    0.0128   0.0362      0.0000
          -------        -------     -------   -------  -------     -------
Total     $0.7520        $0.3510     $0.4010   $0.0981  $0.2529     $0.4010
          =======        =======     =======   =======  =======     =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Helge K. Lee, Vice President and Secretary
Cynthia P. Prince-Fox, Vice President




Lower sales charges are available by combining the net asset value (_NAV_) of existing Class A shares of the Fund with additional purchases of Class A shares of any fund in the United Group, except that only the Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, may be combined.

Any person who was a holder of an uncompleted Plan on May 30, 1996, with a face amount of less than $12,000, may purchase Class A shares of the Fund at NAV, up to the amount representing the unpaid balance of the Plan, if the purchase order is so designated.

For shareholders who have chosen the Income-Earned option or the Cash option for their distribution method: if the dividend distribution (for Income-Earned) or the total distribution (for Cash) is less than ten dollars, the distribution will be automatically paid in additional shares of the same class of the Fund.

This report is submitted for the general information of the shareholders of United Continental Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Continental Income Fund, Inc. current prospectus.





To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS 66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com


NUR1004A(3-99)

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